UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2007

VISCOUNT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

000-49746
(Commission File Number)

Nevada	88-0498181
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

4585 Tillicum Street, Burnaby, British Columbia, V5J 5K9
(Address of principal executive offices) (Zip Code)

(604) 327-9446
Registrant’s telephone number including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2007, Les Fong resigned as Viscount Systems, Inc.’s Chief Financial Officer and principal accounting officer. The functions of principal accounting officer will be assumed by Stephen Pineau.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viscount Systems, Inc.
Date May 1, 2007	(Registrant)

/s/ Stephen Pineau
Stephen Pineau, President